UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  September 3, 2019

(Date of earliest event reported)

CSMC 2016-NXSR Commercial Mortgage Trust

(Central Index Key Number of issuing entity: 0001691198)

(Exact name of issuing entity)

Column Financial, Inc.

(Central Index Key Number of sponsor: 0001628601)

Natixis Real Estate Capital LLC

(Central Index Key Number of sponsor: 0001542256)

UBS AG

(Central Index Key Number of sponsor: 0001685185)

Credit Suisse Commercial Mortgage Securities Corp.

(Central Index Key Number of registrant: 0001654060)

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-207361-04

(Commission File No.)

47-5115713

(IRS Employer Identification No.)

11 Madison Avenue

New York, New York

(Address of principal executive offices)

10010

(Zip Code)

Registrant’s telephone number, including area code   (212) 325-2000

Not Applicable

              (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Section 6 - Asset-Backed Securities

Item 6.02. Change of Servicer or Trustee.

Pursuant to Section 7.01 of the pooling and servicing agreement, dated as of December 1, 2016, by and among Credit Suisse Commercial Mortgage Securities Corp., as Depositor, Wells Fargo Bank, National Association, as Master Servicer, Torchlight Loan Services, LLC, as Special Servicer, Wells Fargo Bank, National Association, as Certificate Administrator, Wilmington Trust, National Association, as Trustee, and Park Bridge Lender Services LLC, as Operating Advisor and Asset Representations Reviewer (the “Pooling and Servicing Agreement”) relating to the issuing entity known as CSMC 2016-NXSR Commercial Mortgage Trust (the “Trust”), and effective as of September 3, 2019, Torchlight Loan Services, LLC, was removed as special servicer and C-III Asset Management LLC, a Delaware limited liability company (“C-III AM”), was appointed as the successor special servicer. In its capacity as special servicer, C-III AM will be responsible for the servicing and administration of the Specially Serviced Mortgage Loans and REO Properties pursuant to the Pooling and Servicing Agreement, a copy of which was filed as Exhibit 4.1 to the Form 8-K/A filed by the Trust with the Securities and Exchange Commission on July 2, 2017. The principal place of business of C-III AM is located at 5221 N. O’Connor Blvd., Suite 800, Irving, Texas 75039.

C-III AM, a wholly owned subsidiary of C-III Capital Partners LLC, a Delaware limited liability company, provides primary and special loan servicing for third party portfolio owners, commercial mortgage backed securities trusts, CDOs, CLOs and C-III Capital Partners LLC and its affiliates.  C-III AM has a special servicer rating of CSS2+ from Fitch and a rating of MOR CS1 from Morningstar. C-III AM is also on S&P’s Select Servicer list as a U.S. Commercial Mortgage Special Servicer and is ranked “STRONG” by S&P. As of June 30, 2019 C-III AM was the named special servicer for approximately 115 transactions representing approximately 1,442 first mortgage loans, with an aggregate stated principal balance of approximately $18,958,708,566. Of those 115 transactions, 111 are commercial mortgage-backed securities transactions representing approximately 1,383 first mortgage loans, with an aggregate stated principal balance of approximately $17,761,420,527. The remaining three transactions are made up of one CDO, two CLO and one client, which is a third-party noteholder. The portfolio includes multifamily, office, retail, hospitality, industrial and other types of income-producing properties, located in the United States, and Puerto Rico. With respect to such transactions as of such date, the special servicer was administering approximately 186 assets with a stated principal balance of approximately $3,686,641,367. Each of these specially serviced assets is serviced in accordance with the applicable procedures set forth in the related servicing agreement that governs the asset. Since its (including predecessors’) inception in 2002 and through June 30, 2019, C-III AM has resolved 4,445 total assets, including multifamily, office, retail, hospitality, industrial and other types of income-producing properties, with an aggregate principal balance of approximately $53,580,401,474.

C-III AM has detailed policies and operating procedures across the various servicing functions to maintain compliance with its servicing obligations and the servicing standards under C-III AM servicing agreements, including procedures for managing delinquent and specially serviced loans. The policies and procedures are reviewed and updated, as needed, annually. C-III AM also has a formal disaster recovery and business continuity plan, which is reviewed annually. In the past three years there have not been any material changes to C-III AM’s policies and procedures relating to the servicing function C-III AM will perform under the Pooling and Servicing Agreement for assets of the same types as are included in this transaction.

C-III AM will not have primary responsibility for custody services of original documents evidencing the Mortgage Loans or any Serviced Pari Passu Companion Loans. C-III AM may from time to time have custody of certain of such documents as necessary for enforcement actions involving particular Mortgage Loans, or Serviced Pari Passu Companion Loans, or otherwise. To the extent that C-III AM has custody of any such documents for any such servicing purposes, such documents will be maintained in a manner consistent with the Pooling and Servicing Agreement and the Servicing Standard (as defined in the Pooling and Servicing Agreement).

There are, to the current actual knowledge of C-III AM, no special or unique factors of a material nature involved in special servicing the particular types of assets governed by the Pooling and Servicing Agreement, and C-III AM’s processes and procedures for the special servicing of such assets do not materially differ from the processes and procedures employed by C-III AM in connection with special servicing of commercial mortgage–backed securitization pools generally.

C-III AM has not been the subject of a servicer event of default or servicer termination event in any securitization transaction involving commercial or multifamily mortgage loans in which C-III AM was acting as special servicer as a result of any action or inaction of C-III AM as special servicer, including as a result of C-III AM’s failure to comply with the applicable servicing criteria in connection with any securitization transaction.  C-III AM does not believe that its financial condition will have any adverse effect on the performance of its duties under the Pooling and Servicing Agreement, and therefore C-III AM believes its financial condition will not have a material impact on pool performance or performance of the Certificates.

C-III AM (including predecessors) has acted as a special servicer for commercial and multifamily mortgage loans in commercial mortgage backed securities transactions since 2002. The table below contains information on the aggregate balances as of the respective calendar year ends of the portfolio of specially serviced commercial and multifamily mortgage loans and REO properties that were serviced by C-III AM as special servicer in commercial mortgage backed securities transactions from 2016 through June 30, 2019.

Portfolio Size – CMBS Special Servicing	2016	2017	2018	6/30/2019

Total	$9.4 billion	$7.1 billion	$3.7 billion	$3.7 billion

C-III AM may enter into one or more arrangements with a Controlling Class Certificateholder, the Directing Certificateholder, a Companion Holder or any person with the right to appoint or remove and replace the special servicer to provide for a discount and/or revenue sharing with respect to certain of the special servicer’s compensation in consideration of, among other things, C-III AM’s appointment as special servicer under the Pooling and Servicing Agreement and any related Co-Lender Agreement and limitations on such person’s right to replace the special servicer.

C-III AM does not have any material advancing rights or obligations with respect to the commercial mortgage-backed securities pools as to which it acts as special servicer.  In certain instances C-III AM may have the right or be obligated to make property related servicing advances in emergency situations with respect to certain commercial mortgage-backed securities pools as to which it acts as special servicer.

C-III AM occasionally engages consultants to perform property inspections on a property and its local market.  It currently does not have any plans to engage sub-servicers to perform on its behalf any of its duties with respect to this transaction.

From time to time, C-III AM is a party to lawsuits and other legal proceedings as part of its duties as a loan servicer (e.g., enforcement of loan obligations) and/or arising in the ordinary course of business. C-III AM does not believe that any such lawsuits or legal proceedings would, individually or in the aggregate, have a material adverse effect on its business or its ability to service loans pursuant to the Pooling and Servicing Agreement. There are currently no legal proceedings pending against C-III AM, or to which any property of C-III AM is subject, that are material to the Certificateholders and C-III AM has no actual knowledge of any proceedings contemplated by governmental authorities.

C-III AM is not an affiliate of the depositor, Master Servicer, Certificate Administrator, Operating Advisor, any originator or any other material party related to the transaction.

Capitalized terms used but not defined herein shall have the meaning assigned to such terms in the Pooling and Servicing Agreement.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Credit Suisse Commercial Mortgage Securities Corp.
(Registrant)
Date: September 3, 2019
	By:	/s/ Charles Y. Lee
Name: Charles Y. Lee
Title: President and CEO